UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

Advanced Photonix, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to Executive Officer Employment Agreements

On February 28, 2013, the Company entered into amendments to its employment agreements (collectively, the “Employment Agreements”) with Richard Kurtz, the Company’s Chief Executive Officer, President and a member of the Board; Robin F. Risser, the Company’s Chief Operating Officer, Secretary and a member of the Board; Steven Williamson, the Company’s Chief Technology Officer; and Jeffrey Anderson, the Company’s Chief Financial Officer (collectively, the “Executives” and each an “Executive”) pursuant to which the base salary payable for each such Executive will be temporarily reduced by 20% for the period commencing March 1, 2013 and ending July 31, 2013 (each, an “Amendment” and collectively, the “Amendments”). Except as amended by the Amendments, the original Employment Agreements, which were filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K that was filed by the Company with the SEC on August 19, 2011, remain in full force and effect.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended December 28, 2013, supply chain issues have lowered expected revenues from the sale of the Company’s HSOR line of products. Consequently, the Executives entered into the Amendments to both offset in part the lower than expected HSOR revenues and assist the Company in its efforts to satisfy the financial covenants under its (i) Loan and Security Agreement with Silicon Valley Bank, dated as of January 31, 2012, and as amended by a First Amendment to Loan and Security Agreement dated as of October 25, 2012, and a Second Amendment to Loan and Security Agreement dated as of February 8, 2013; and (ii) Loan and Security Agreement with Partners for Growth III, L.P., dated as of February 8, 2013, and such Amendments became effective February 28, 2013.

The foregoing summary of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the terms and conditions of the Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
10.1	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Jeffrey Anderson.
10.2	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Richard Kurtz.
10.3	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Robin Risser.
10.4	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Steven Williamson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated:  March 6, 2013

EXHIBIT INDEX

10.1	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Jeffrey Anderson.
10.2	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Richard Kurtz.
10.3	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Robin Risser.
10.4	Amendment 1 dated February 28, 2013 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Steven Williamson.